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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 11, 2000
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                                   ECOGEN INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                      1-9579             22-2487948
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(State or Other Jurisdiction of        (Commission        (I.R.S. Employer
Incorporation or Organization)         File Number)      Identification No.)


            2000 Cabot Boulevard West, Langhorne, Pennsylvania 19047
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (215) 757-1590
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Item 5. Other Events
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     On July 24, 2000 Ecogen Inc. (the "Company") received a letter from the
Nasdaq Stock Market, Inc. ("Nasdaq") informing the Company about a decision of Nasdaq's staff to delist the Company's securities from the Nasdaq National Market because Ecogen does not meet the net tangible asset requirement for continued listing. Ecogen is in the process of appealing the Nasdaq decision. The delisting process has been suspended pending resolution of the appeal. If Ecogen is not successful in its appeal, the Company's common shares will trade in the Nasdaq Small Cap Market pending the submission, and review by Nasdaq, of the Company's listing application.
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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      ECOGEN INC.



                      By:   /s/ James P. Reilly, Jr.
                         ----------------------------------
                         Name:  James P. Reilly, Jr.
                         Title: President and Chief Executive Officer



Date: August 11, 2000